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                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):        DECEMBER 31, 1995



                           CITY NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



Delaware                            1-10521                    95-2568550
(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer
incorporation or organization)                               Identification No.)



400 North Roxbury Drive
Beverly Hills, California                                          90210
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:         (310) 888-6000
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

       On December 31, 1995, the registrant's wholly-owned subsidiary, City National Bank ("CNB"), purchased all of the issued and outstanding stock of First Los Angeles Bank ("First LA"), a wholly-owned subsidiary of San Paolo U.S. Holding Co. ("SPUSH"), and immediately thereafter merged First LA with and into CNB. Prior to the acquisition, First LA was a California state-chartered commercial bank with 10 branches in Los Angeles and Orange Counties.

       Pursuant to the Stock Purchase Agreement dated August 17, 1995, the purchase price of the stock of First LA was $85 million. Immediately before the stock purchase, SPUSH purchased from First LA loans having aggregate recorded balances of approximately $77.5 million including accrued interest, less allocated loan loss reserves of approximately $6.5 million. At closing, CNB cancelled SPUSH's indebtedness to First LA of approximately $71 million generated by the loan purchase, and paid cash for the approximately $14 million balance of the purchase price. CNB's payment was funded from internal sources. The equipment and properties of First LA will be used by CNB in its banking business.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       It is impracticable to file the financial statements of First LA and the pro forma financial statements required by Item 7(a) and (b) with this current report. Such financial statements will be filed as an amendment hereto on or before March 15, 1996.

       (c) Exhibits    (listed by numbers corresponding to Exhibit Table of Item
                       601 in Regulation S-K)

               No.
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               2.1     Stock Purchase Agreement dated August 17, 1995, by and
                       among City National Bank, First Los Angeles Bank, San Paolo U.S. Holding Company and San Paolo Bank Holding S.P.A. (This Exhibit is incorporated by reference to Exhibit 10.20 filed with the Registrant's Quarterly Report on Form 10-Q for the three months ended September 30, 1995.)

               2.2 Amendment to Stock Purchase Agreement dated December ____, 1995, by and among City National Bank, First Los Angeles Bank, San Paolo U.S. Holding Company and San Paolo Bank Holding S.P.A.

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       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         CITY NATIONAL CORPORATION,
                                         a Delaware corporation


Dated:  January 11, 1996                 /s/ Frank P. Pekny
                                         ------------------
                                         FRANK P. PEKNY, Executive
                                         Vice President, Chief Financial Officer
                                         and Treasurer

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                               INDEX TO EXHIBITS

Exhibit No.  Exhibit
-----------  -------

   2.2 Amendment to Stock Purchase Agreement dated December ____, 1995, by and among City National Bank, First Los Angeles Bank, San Paolo U.S. Holding Company and San Paolo Bank Holding S.P.A.

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